UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2007

CRESCENT BANKING COMPANY

(Exact Name of Registrant as Specified in Charter)

Georgia	0-20251	58-1968323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Caring Way, Jasper, Georgia	30143
(Address of Principal Executive Offices)	(Zip Code)

(678) 454-2266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2007, the Board of Directors of Crescent Banking Company (the “Company”), and the Board of Directors of Crescent Bank & Trust Company, Crescent’s wholly-owned banking subsidiary (the “Bank,” and, together with the Company, “Crescent”), acting upon the recommendation of the Compensation Committee of the Company’s Board of Directors (the “Committee”), approved and adopted an Officer Incentive Plan (the “Plan”) for officers of the Bank. The Plan is a non-qualified annual cash bonus plan that will be administered under the direction of the Committee and Crescent’s executive management. Any and all actions of the Committee pursuant to the Plan will be subject to the ratification and approval of a majority of the members of the Bank’s Board of Directors.

Eligible participants in the plan will include all officers of the Bank, with the exception of mortgage originators, SBA lenders and certain other lenders (collectively, “Participants”). At the discretion of Crescent’s executive management, Participants also may include certain key non-officers. The Plan will reward Participants, on an annual basis, for producing above-average, long-term profitability for Crescent.

Under the Plan, each Participant’s potential bonus shall be determined by using a pre-established sliding scale, which shall represent a percentage of the Participant’s base salary. The higher the level of responsibility within Crescent, the higher the Participant’s bonus potential shall be as a percentage of the Participant’s salary. Participant awards shall be determined relative to the achievement of pre-determined performance goals. Performance goals and standards for the year shall be based on the judgment of Crescent’s executive management and the Committee, and shall be consistent with the goals determined by Crescent’s strategic plan and annual budget. The goals and standards may be office or individual-specific. The Plan shall be evaluated and updated annually by the Committee and Crescent’s executive management.

Pursuant to General Instruction F to the Securities and Exchange Commission’s Current Report on Form 8-K, the Plan, together with sample calculations (for illustrative purposes only) and the 2007 thresholds established for the Company’s named executive officers (as defined in the Company’s proxy statement from year to year) for the fiscal year ended December 31, 2006, is attached to this Current Report as Exhibit 10.1 and incorporated into this Item 5.02 by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description
10.1	Crescent Bank & Trust Company Officer Incentive Plan, adopted January 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BANKING COMPANY

Date: January 24, 2007	By:	/s/ Leland W. Brantley, Jr.
	Name:	Leland W. Brantley, Jr.
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Crescent Bank & Trust Company, Officer Incentive Plan, adopted January 18, 2007.